STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS

July 31, 2020 (Unaudited)

MONEY MARKET FUNDS - 4.1%	Shares	Value
Dreyfus Government Cash Management - Participant Shares, 0.01% (a) (Cost $3,068,116)	3,068,116	$3,068,116

Other Assets in Excess of Liabilities - 95.9%		72,133,799

Net Assets - 100.0%		$75,201,915

(a)	The rate shown is the 7-day effective yield as of July 31, 2020.

See accompanying notes to Schedule of Investments.

STRALEM EQUITY FUND

NOTES TO SCHEDULE OF INVESTMENTS

July 31, 2020 (Unaudited)

1. INVESTMENT VALUATION

Stralem Equity Fund’s (the “Fund”) portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day the NYSE is open. Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing mean price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted mean price. Investments in money market funds are valued at net asset value (“NAV”). When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees of Ultimus Managers Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

	Level 1	Level 2	Level 3	Total
Money Market Funds	$3,068,116	$-	$-	$3,068,116
Total	$3,068,116	$-	$-	$3,068,116

The Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended July 31, 2020.

STRALEM EQUITY FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

2. INVESTMENT TRANSACTIONS

Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis.

3. FEDERAL INCOME TAX

The following information is computed on a tax basis for each item as of July 31, 2020:

Cost of portfolio investments	$3,068,116
Gross unrealized appreciation	$-
Gross unrealized depreciation	-
Net unrealized appreciation	$-

4. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees of Ultimus Managers Trust held on July 30, 2020, the Trustees, in consultation with the Fund’s investment adviser, Stralem & Company Incorporated (the “Adviser”), determined and approved by Written Consent of the Board to discontinue the Fund’s operations based on, among other factors, the Adviser’s believe that it would be in the best interest of the Fund and its shareholders to discontinue the Fund’s operations. Shares of the Fund are no longer available for purchase and all outstanding shares will be redeemed on or before September 2, 2020.